                                                                       EXHIBIT A

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of October 8, 1996, by and among ELCOM TECHNOLOGIES CORPORATION, a Pennsylvania corporation (the "Company"), and each of the shareholders that entered into a Subscription Agreement (each a "Subscription Agreement") with the Company to purchase shares of Common Stock privately placed by the Company between May 21, 1996 and August 22, 1996 (the "Private Placement") (being herein referred to collectively as the "Shareholders" and individually as the "Shareholder"). In order to induce the Shareholders to purchase the Shares, the Company agreed to provide registration rights with respect to its Common Stock as set forth in this Agreement.

     The parties hereby agree as follows:

     1.   Securities Subject to this Agreement.
          ------------------------------------

          (a)  Definitions.
               -----------

          (i) The term "Shares" means the Common Stock issued by the Company in the Private Placement.

          (ii) The terms "Registrable Securities" and "Restricted Securities" mean the Shares and any other securities issued in exchange for or as dividends or other distribution on, or by way of a split of, the Shares.

          (b)  Restricted Securities.  For the purposes of this Agreement,
               ---------------------
Restricted Securities will cease to be Restricted Securities when (i) a registration statement filed pursuant to the Securities Act of 1933, as amended (the "Act"), covering such Restricted Securities has been declared effective and they have been disposed of pursuant to such effective registration statement,
(ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Act, (iii) they are eligible to be sold pursuant to Rule 144(k) under the Act without limitation as to the amount of securities to be sold or as to the manner of sale, or (iv) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any legal or other restriction on transfer.

          (c)  Registrable Securities.  As to any particular Registrable
               ----------------------
Securities, such Securities will cease to be Registrable Securities when they cease to be Restricted Securities.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

     2. Demand Registration.
        -------------------

             (a)   Request for Registration.  At any time after twelve months
                   ------------------------
after the Company's Common Stock becomes registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Shareholders holding at least a majority of the outstanding Registrable Securities (the "Demand Shareholders") may make a written request for registration under the Act of all or part of their Registrable Securities (the "Demand Registration"); provided, however that, except as hereinafter provided, the Company shall not be required to effect more than one Demand Registration. In case the Company shall receive from the Demand Shareholders a written request that the Company effect a registration under the Act pursuant to this Section 2(a), the Company will promptly give written notice of the proposed registration to all other Shareholders, which holders will have ten days from the receipt of such notice to advise the Company in writing of their election to include Registrable Securities in such offering. In connection therewith, the Company shall be obligated to proceed expeditiously to prepare and file with the Securities and Exchange Commission (the "Commission") such registration statement (but in no event more than 60 days after the receipt of any such initial notice, except as permitted under subsection 2(b) below) and shall be further obligated to use its reasonable best efforts, including the filing of any amendments or supplements thereto, to have any such registration statement declared effective under the Act and the rules and regulations promulgated thereunder as soon as practical after the filing date thereof. If the number of shares of Registrable Securities to be offered hereunder is restricted, the number of shares to be included in the offering shall be determined pursuant to the provisions of subsection 2(d) hereof.

             (b)   Limitations on Demand.  Notwithstanding the foregoing, the
                   ---------------------
Company shall not be obligated to file a registration statement relating to the Demand Registration under subsection 2(a) hereof if counsel to the Company renders an opinion to the effect that registration is not required for the proposed transfer of Registrable Securities. In addition, the Company may delay in filing a registration statement relating to the Demand Registration for not more than 90 days if (i) the Company has filed, or is about to file, a registration statement relating to the offering of any of the Company's securities (the "Company's Securities"), and the managing underwriter of such offering is of the opinion that the filing of a registration statement with respect to the Demand Registration would adversely affect the offering by the Company of the Company's Securities, or (ii) the Company's ability to pursue a pending significant business opportunity (representing in excess of 10% of the Company's consolidated revenues or total assets) might be materially adversely affected by the filing of a registration statement with respect to the Demand registration, whether due to the requirement that the Company disclose material non-public information about the Company in connection with such registration or for other reasons. The Company shall not exercise its rights to defer the filing of a Demand Registration pursuant to the terms of this subsection 2(b) more than twice in any 12-month period.

     (c) Effective Registration and Expenses. A registration will not count as
         -----------------------------------
the Demand Registration under subsection 2(a) hereof until it has become effective; provided, however, that if the Demand Shareholders shall cause or request the Company to withdraw any such registration statement, such Shareholders may thereafter request the Company to reinstate such registration statement, if permitted under the Act, or to file another Demand Registration, in accordance with the procedures set forth herein, only upon agreeing in writing to reimburse the Company for all Registration Expenses (as defined in Section 6 hereof) over and above those Registration Expenses which the Company would have incurred had such Demand Registration not been withdrawn. The Company shall use its best efforts to cause the registration statement relating to any Demand Registration to remain effective for the lesser of one year or the time until all Registrable Securities involved therein have been sold. Except as provided above and except for all underwriting discounts and selling commissions and non-accountable expense allowances applicable to the Registrable Securities, the Company will pay all Registration Expenses in connection therewith, whether or not it becomes effective. The Company shall not be required to undergo or pay for any special audit to effect any registration statement under this Section 2, and if such a special audit would be required in order to file or effect a registration statement hereunder, the Company shall be entitled to delay the filing or effectiveness of such registration statement until a reasonable period of time following the completion of such audit in the ordinary course of the Company's activities; provided, however, that the Company shall not be entitled to delay the filing or effectiveness of such registration statement if the Demand Shareholders agree to pay for the cost of any such special audit.

     (d) Priority on Demand Registrations. If the Demand Shareholders so elect,
         --------------------------------
the offering of Registrable Securities pursuant to the Demand Registration shall be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of such offering advise the Company and the Demand Shareholders in writing that in its or their opinion the aggregate amount of Registrable Securities requested to be included in such offering exceeds the amount of Registrable Securities that can be sold in such offering such that it would materially and adversely affect the success of such offering or the price of the Registrable Securities to be offered, then there shall be included in such underwritten offering the amount of Registrable Securities which in the opinion of such underwriters can be sold, and such amount shall be allocated pro rata among the holders of such Registrable Securities requested to be included in such registration based upon the number of Registrable Securities requested to be included in such registration. If all the Registrable Securities requested to be included in the Demand Registration have been included, the Company shall be entitled to include that number of shares of its unissued Common Stock or any other securities, including securities to be registered by the exercise of "piggyback" registration rights, as are consented to by the managing underwriter. In the event that not all of the Registrable Securities requested to be included by the Demand Shareholders in the Demand Registration are included, those Shareholders holding shares that are not so included (the "Rejected Shares") shall be entitled to a second Demand Registration in the manner described in this Section 2 with respect to the Rejected Shares.

     (e) Selection of Underwriters. If the Demand Registration is in the form of
         -------------------------
an underwritten offering, the Demand Shareholders shall select and obtain the investment banker or investment bankers and manager or managers that will administer the offering; provided that such investment bankers and managers and
                         --------
the underwriting arrangements and terms of any underwriting agreement and any other agreement between the investment bankers and managers and the Company must be reasonably satisfactory to the Company.

      3. Piggyback Registration
         ----------------------

         If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account of its Common Stock (other than a registration statement on Form S-4 or S-8 (or any form substituting therefor) or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders or employees) at any time after twelve months after the Company's Common Stock becomes registered pursuant to Section 12 of the Exchange Act, the Company shall in each case promptly give written notice of such proposed filing to each of the Shareholders and such notice shall offer each of the Shareholders the opportunity to register such number of Registrable Securities as each such Shareholder may request in writing within twenty days or such longer period as shall be set forth in such written notice after receipt of such notice. The Company shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Shareholders to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Shareholders to the effect that the total amount of securities which the Shareholders, the Company and any other persons or entities intend to include in such offering would materially and adversely affect the success of such offering, then the amount of securities to be offered for the account of the Shareholders shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter; provided that if securities are being offered for
                              --------
the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of securities requested to be registered by the Shareholders than the fraction of similar reductions imposed on such other persons or entities over the amount of securities requested to be registered by such holders. In connection with a piggyback registration, the Company will bear all Registration Expenses which shall not include underwriting discounts, selling commissions and non-accountable expense allowances relating to the Registrable Securities.

     4. Holdback Agreements
        -------------------

        To the extent not inconsistent with applicable law, each Shareholder agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of the registration statement referred to in Sections 2 or 3 hereof in which such Shareholder participates as a selling stockholder (except as part of the registration), provided that (a)
                                                            --------
all other shareholders of the Company who also have shares included in the registration statement referred to in Section 2 hereof and who own Common Stock in amounts equal to or in excess of that owned by such Shareholders will also defer their sales (except as part of the registration) for a similar period and
(b) the Company shall use its reasonable best efforts to obtain from all other shareholders of the Company who also have shares included in the registration statement referred to in Section 3 hereof and who own Common Stock in amounts equal to or in excess of that owned by such Shareholders their agreement that they will also defer their shares (except as part of the registration) for a similar period.

     5. Registration Procedures
        -----------------------

        (a) Whenever a Shareholder (each a "Selling Shareholder") has requested that any Registrable Securities be registered pursuant to Sections 2 or 3 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as reasonably practicable, and in connection with any such request, the Company will as expeditiously as possible:

               (i) furnish to each Selling Shareholder, and if requested, to the Selling Shareholder's investment adviser, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Selling Shareholder may reasonably request in order to facilitate the disposition of such Registrable Securities owned by such Selling Shareholder;

               (ii) use its reasonable best efforts to register or qualify such Registrable Securities under the state securities or blue sky laws of such jurisdictions, not to exceed ten in number, as the Selling Shareholders reasonably request, or, in the event to a firm commitment underwritten offering, such larger number of jurisdictions as the managing underwriter or underwriters shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Selling Shareholders to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Shareholders; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (ii), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

               (iii) use reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Shareholders to consummate the disposition of such Registrable Securities;

               (iv) notify the Selling Shareholders, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Company will prepare a supplement or amendment to such prospectus as soon as reasonably practicable thereafter (except that the Company may avoid supplementing or amending such prospectus for up to 45 days when such non-disclosure is in the interests of the Company) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (v) enter into and perform customary agreements (including, without limitation, an underwriting agreement containing customary representations, underwriters' compensation and indemnity and other customary terms and conditions) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                    (vi) make available for inspection by the Selling Shareholders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Selling Shareholders or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties and other pertinent information of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all pertinent information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such Records has been made generally available to the public. The seller of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                    (vii) in the event such sale is pursuant to an underwritten offering, use reasonable best efforts to obtain a "cold comfort" letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the

Selling Shareholders or the managing underwriter reasonably request;

                   (viii) use reasonable best efforts to obtain an opinion or opinions from counsel for the Company in customary form addressed to the managing underwriter or underwriters, if any;

                   (ix) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the end of the fiscal quarter in which the registration statement becomes effective, which earnings statement shall satisfy the provisions of Section 11(a) of the Act; and
                   (x) use reasonable best efforts to cause all such Registrable Securities to be listed on Nasdaq and each securities exchange, if any, on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied.

         (b) The Company may require each Selling Shareholder to furnish to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request.

         (c) Each Selling Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(iv) hereof, the Selling Shareholders will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(a) (iv) hereof, and, if so directed by the Company, each Selling Shareholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Selling Shareholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and excluding the date of the giving of such notice pursuant to Section 5(a) (iv) hereof to and including the date when the Selling Shareholder shall have received the copies of the supplemented or amended prospectus contemplated by
Section 5(a) (iv) hereof.

   6.    Registration Expenses
         ---------------------

              Except as set forth in Section 2(c) hereof or in the last sentence of Section 3 and this Section 6, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are required to be listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit conducted at the Company's option or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided, however, that, in connection with the registration or qualification of the Registrable Securities under state securities laws, nothing herein shall be deemed to require the Company to make any payments to third parties in order to obtain "lock-up," escrow or other extraordinary agreements. Each Selling Shareholder shall pay the fees and expenses of its counsel, underwriting discounts, commissions and non-accountable expense allowances attributable to the sale of its Registrable Securities, and its other out-of-pocket expenses.

   7.    Indemnification; Contribution
         -----------------------------

         (a) Indemnification by the Company. The Company shall agree to
             ------------------------------
indemnify, to the full extent permitted by law, each Shareholder, its officers, directors and agents and each person who controls such Shareholder (within the meaning of the Act), and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information
                                     -9-
with respect to such Shareholder furnished in writing to the Company by such Shareholder for use therein or caused by such Shareholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished such Shareholder with a copy of the same. The Company will also indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Shareholders.

        (b)  Indemnification by the Shareholders.  In connection with any
             -----------------------------------
registration statement in which a Selling Shareholder is participating, the Selling Shareholder will furnish to the Company in writing such information and affidavits with respect to such Shareholder as the Company reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify, to the full extent permitted by law, the Company, its directors, each of its officers who have signed the registration statement and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is caused by or contained in any information or affidavit with respect to such Shareholder or the shares or its investment therein furnished in writing by such Shareholder, or caused by such Shareholder's failure to deliver a copy of the prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished such Shareholder with a copy of the same.

        (c)  Conduct of Indemnification Proceedings.  Any person entitled to
             --------------------------------------
indemnification hereunder shall give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person may claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. The indemnifying party will not be subject to any liability for-any settlement made without its consent.

          (d)  Contributions.  If the indemnification provided for in this
               -------------
Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as result of the losses, claims, damages, liabilities an expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by an other method of allocation which does not take account of the equitable consideration referred to in the immediately preceding paragraph.

            If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 7(a) and (b) hereof or indemnified party or any other equitable consideration provided for in this Section 7(d).

     8.   Participation in Underwritten Registrations
          -------------------------------------------

          A Selling Shareholder may not participate in any underwritten registration hereunder unless such Shareholder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     9.   Reporting Requirements
          ----------------------

          The Company covenants that, after it becomes subject to the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Act and the Exchange Act; and it will use reasonable efforts to take such further action as any Shareholder may reasonably request to the extent required to enable such Shareholder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rule 144 under the Act, as such Rule may be amended or any similar rules or regulations hereafter adopted.

     10.  Miscellaneous
          -------------

          (a)  No Inconsistent Agreements.  The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with the rights granted to the Shareholders in this Agreement.

          (b)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and Shareholders holding in the aggregate at least 50% of the Shares that would otherwise qualify as Registrable Securities hereunder.

          (c)  Notices.  Any notice or other communications required or
               -------
permitted hereunder shall be deemed validly given, made or served, when delivered personally or by telecopier (except for legal process), or upon receipt by the party entitled to receive the notice when sent by registered or certified mail, postage prepaid, or by a recognized overnight delivery service, addressed to the Company at 84 Great Valley Parkway, Malvern, Pennsylvania 19355, and to each Shareholder at his, her or its address set forth in his, her or its Subscription Agreement or to such other address or addresses or telecopier number as may hereafter be furnished to the Company in writing by notice similarly given. Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed received three days after the date the same is postmarked.

          (d)  Successors and Assigns.  This Agreement shall be binding upon the
               ----------------------
successors and assigns of each of the parties hereto and shall inure to the benefit of their respective successors and permitted assigns. The rights granted to a Shareholder hereunder may be transferred by such Shareholder to any person to whom such Shareholder sells or transfers Registrable Securities in accordance with the terms of this Agreement, provided that (i) the Company is given written notice by the transferee at the time of such transfer stating the name of the transferee and identifying the securities with respect to which such rights are being assigned and (ii) such transferee, as a condition to such transfer, shall deliver to the Company a written instrument by which it agrees to be bound by the obligations imposed upon the Shareholders under this Agreement. The Agreement shall not be assigned by the Company, by operation of law or otherwise, without the prior written consent of the Shareholders holding in the aggregate at least 50% of the Shares that would otherwise qualify as Registrable Securities hereunder.

          (e)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f)  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Shareholders shall be enforceable to the fullest extent permitted by law.

          (g)  Entire Agreement.  With respect to the Company and each
               ----------------
Shareholder individually, this Agreement, together with the Subscription Agreements, including all Exhibits and Schedules referred to therein, is intended to be a complete and exclusive statement of the agreement and understanding of such parties in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Subscription Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

          (h)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          (i)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed wholly therein without regard to principles of conflict of laws.